UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                 APRIL 23, 2003
                Date of Report (date of earliest event reported)

                               DIGITALTHINK, INC.

             (Exact name of Registrant as specified in its charter)

   DELAWARE                       000-28687                      94-3244366
  -----------------------------------------------------------------------------
 (State or other           (Commission File Number)           (I.R.S. Employer
 jurisdiction of                                                Identification
 incorporation)                                                    Number)

                               601 BRANNAN STREET
                         SAN FRANCISCO, CALIFORNIA 94107
                    (Address of principal executive offices)

                                 (415) 625-4000
              (Registrant's telephone number, including area code)


Item 7. Financial Statements and Exhibits

         c) Exhibits

99.1 Press release dated April 23, 2003, DigitalThink, Inc. Announces Financial Results for Fourth Quarter and Fiscal 2003


Item 9.  Regulation FD Disclosure.

In accordance with SEC Release 33-8216, the information contained herein and in the accompanying exhibit is being furnished under Item 12, "Results of Operations and Financial Condition." The information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

On April 23, 2003, DigitalThink, Inc. announced its financial results for the fiscal quarter and year ended March 31, 2003 and certain other information. The press release, which has been attached as Exhibit 99.1 discloses certain financial measures, such as EBITDA and positive cash flow, that may be considered non-GAAP financial measures. Generally, a non-GAAP financial measure is a numerical measure of a company's performance, financial position, or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with generally accepted accounting principles. In order to fully assess our financial operating results, management believes that EBITDA and positive cash flow are appropriate measures of evaluating our operating performance and liquidity, because they reflect the resources available for strategic opportunities including, among others, to invest in the business, make strategic acquisitions and strengthen the balance sheet. However, these measures should be considered in addition to, and not as a substitute, or superior to, operating income, cash flows, or other measures of financial performance prepared in accordance with generally accepted accounting principles. The non-GAAP measures included in our press release and to be discussed in our conference call have been reconciled to the nearest GAAP measure as is now required under new SEC rules regarding the use of non-GAAP financial measures. A quantitative reconciliation of non-GAAP financial measures to be discussed in
our         conference         call         can        be        found        at
www.digitalthink.com/company/investors/ir_sec_filings.html.

As used herein, "GAAP" refers to accounting principles generally accepted in the United States.

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:   April 23, 2003               DIGITALTHINK, INC.


                                      /s/  MICHAEL W. POPE
                                      ----------------------------------------
                                      Michael W. Pope
                                      President and Chief Executive Officer

                               DIGITALTHINK, INC.

                            EXHIBIT INDEX TO FORM 8-K
                              Dated April 23, 2003

Exhibits

99.1 Press release dated April 23, 2003, DigitalThink, Inc. Announces Financial Results for Fourth Quarter and Fiscal 2003